Contact:  Mr. David C. Busch
                                    					   Roundy's, Inc.
                                    					   Vice President, Administration
                                    					   (414) 547-7999





                 			     ROUNDY'S FACT SHEET

- - - -       Established in 1872 as Smith, Roundy & Company at 333 East Water
        Street in Milwaukee, Wisconsin.

- - - -       Total 1993 revenue (year ended January 1, 1994) was $2.48 billion.

- - - -       Operates 10 divisions in Wisconsin, Illinois, Michigan, Indiana and Ohio.  They are:

        Milwaukee Division, Wauwatosa, Wisconsin
        General Merchandise Division, Mazomanie
        (MAY-zo-MAY-nee), Wisconsin
	       Eldorado Division, Eldorado, Illinois
	       Evansville Perishable Division, Evansville, Indiana Midland Grocery of Westville, Indiana
	       South Bend Perishable Division, South Bend, Indiana Midland Grocery of Michigan, Inc., Muskegon, Michigan
	       Spring Lake Merchandise, Inc., Van Wert, OH
	       Lima Division, Lima, Ohio
	       Cardinal Foods, Inc., Columbus, Ohio

- - - -       Board of Directors includes:

	       John R. Dickson, Chairman and Chief Executive Officer Gerald F. Lestina, President and Chief Operating Officer Robert D. Ranus, Vice President and Chief Financial Officer Charles Bonson
	       Gary N. Gundlach
	       George E. Prescott
	       George C. Kaiser
	       Brenton H. Rupple
	       Robert Bartels

                         				   (more)
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Roundy's Fact Sheet
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- - - -       Elected corporate officers include:

	       John R. Dickson, Chairman and Chief Executive Officer
	       Gerald F. Lestina, President and Chief Operating Officer
	       Robert D. Ranus, Vice President and Chief Financial Officer David C. Busch, Vice President of Administration
	       Edward G. Kitz, Vice President and Treasurer
	       Michael J. Schmitt, Vice President, Northern Region
	       Robert G. Turcott, Vice President, Secretary and General Counsel

- - - -       As of January 1, 1994, 15,500 shares of Class A Common Stock and
	       1,140,302 shares of Class B Common Stock were outstanding. As the company is privately held, there is no market for such shares.

- - - -       The company's core business is the wholesale distribution of food
	       and nonfood products to supermarkets and warehouse food stores in Illinois, Michigan, Indiana, Ohio, Iowa, Kentucky, Missouri,
        Pennsylvania, Tennessee and West Virginia. The company also owns and operates eight Pick 'N Save retail warehouse food stores. In addition, the company provides specialized support services for retail grocers including promotional merchandising and advertising programs, accounting and inventory control, store development, financing, and management assistance, and business insurance lines.

- - - -       The company services 1,130 retail grocery stores and 682
        convenience stores.

- - - -       Private label brands include Roundy's, Old Time, Spring Lake,
	       Perfect Match, Shurfine, Price Saver, Buyer's Choice, Super Choice, Sunny Valley, Sunny Acres, Sunny Acre Farms, Classic, Bonnie Blue, Valu-Check's, Gold Coin, and Meadow Moor Farms.

- - - -       Roundy's operates its food wholesale business as a cooperative --
	       its retail customers own shares in the corporation. Federal tax liabilities are determined under Subchapter T of the Internal
	       Revenue Code. These stockholder-customers receive "patronage dividends" from Roundy's based on the sales of Roundy's to such stockholder-customers. The subsidiaries of Roundy's, on the other hand, do not operate as cooperatives. The customers serviced by these subsidiaries are independent grocers, and do not receive patronage dividends. In addition, approximately 31% of the outstanding Common Stock of Roundy's is held by employees or former customers of Roundy's. Although they participate in the accumulation of equity in the consolidated Company, they do not receive patronage dividends and do not own any Class A (voting) stock.





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